UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2019

JEFFERIES FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

New York	001-05721		13-2615557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

520 Madison Avenue	New York,	New York	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 460-1900
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock; Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously announced, on November 17, 2019, Jefferies Financial Group Inc. ("we" or "Jefferies") entered into a Membership Interest Purchase Agreement (the "Agreement") with NBM US Holdings, Inc., a Delaware corporation ("Buyer") and a wholly owned subsidiary of Marfrig Global Foods S.A., a Brazilian corporation (sociedade por ações) ("Marfrig"), and Marfrig, pursuant to which Buyer (or in certain circumstances one or more of the other members of National Beef) will purchase from us our remaining equity units of National Beef Packing Company, LLC, a Delaware limited liability company ("National Beef"), representing approximately 31% of the outstanding equity of National Beef. On November 29, 2019, we consummated the transaction contemplated by the Agreement. At closing, we received a total of $970 million in cash, including $790.6 million from Marfrig and other shareholders and $179.4 million from final distributions from National Beef. As a result of the closing, we no longer hold an equity interest in National Beef.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information

Attached hereto as Exhibit 99 are the following unaudited pro forma condensed financial statements: unaudited pro forma balance sheet as of August 31, 2019 and unaudited pro forma statements of operations for the nine months ended August 31, 2019 and the eleven months ended November 30, 2018, that reflect the sale of Jefferies interest in National Beef.

(d) Exhibits

Exhibit No.    Description

99        Unaudited pro forma financial statement information

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2019

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Teresa S. Gendron
Name:	Teresa S. Gendron
Title:	Vice President and Chief Financial Officer